UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2012, we entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein. A copy of the Underwriting Agreement is filed as an exhibit hereto and incorporated herein by reference.

Pursuant to the Underwriting Agreement, Weatherford International Ltd., a Bermuda exempted company (“Weatherford Bermuda”) and a subsidiary of Weatherford International Ltd., a Swiss joint-stock corporation (“Weatherford Switzerland”), will issue and sell to the underwriters $750 million aggregate principal amount of 4.50% Senior Notes due 2022 (the “2022 Notes”) and $550 million aggregate principal amount of 5.95% Senior Notes due 2042 (the “2042 Notes” and, together with the 2022 Notes, the “Notes”). The transaction is expected to close on or about April 4, 2012, subject to the terms and conditions in the Underwriting Agreement.

We estimate that we will receive net proceeds from the offering of approximately $1,283.7 million after deducting the underwriting discounts and expenses related to the offering. The net proceeds are expected to be used to repay existing short-term indebtedness and for general corporate purposes. Until the net proceeds are used for such purposes, the Company may invest the net proceeds in short-term liquid investments.

The Notes will be issued under an Indenture, dated October 1, 2003, as supplemented by the Third Supplemental Indenture, dated February 26, 2009 (together, the “Indenture”), among Weatherford Bermuda, Weatherford Switzerland, as guarantor, Weatherford International, Inc., a Delaware corporation (“Weatherford Delaware”) and a subsidiary of Weatherford Switzerland, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, as further supplemented by a Fifth Supplemental Indenture to be dated as of April 4, 2012 (the “Fifth Supplemental Indenture”). We have previously filed a copy of the Indenture (including the Third Supplemental Indenture); copies of the form of the Fifth Supplemental Indenture, the form of global note for 4.50% Senior Notes due 2022 and the form of global note for 5.95% Senior Notes due 2042 are filed as exhibits hereto and incorporated herein by reference.

Weatherford Bermuda will pay interest on the Notes on April 15 and October 15 of each year, beginning October 15, 2012. The 2022 Notes will mature on April 15, 2022, and the 2042 Notes will mature on April 15, 2042. Weatherford Bermuda may redeem some of either or both series of the Notes from time to time or all of either or both series of the Notes at any time at the redemption prices set forth in the Fifth Supplemental Indenture. The holders of each series of Notes may require Weatherford Bermuda to redeem such series of Notes if the Notes are rated below investment grade following certain events that constitute a change of control (as defined in the Fifth Supplemental Indenture) of Weatherford Bermuda.

The Notes will be Weatherford Bermuda’s senior, unsecured obligations and will rank equally with all of our other unsecured senior indebtedness from time to time outstanding. The Notes will be fully and unconditionally guaranteed on a senior, unsecured basis by Weatherford Switzerland and Weatherford Delaware in accordance with the requirements of the Indenture (including the Fifth Supplemental Indenture). The guarantees by Weatherford Switzerland will rank equal in right of payment to all of our Swiss parent’s existing and future senior, unsecured indebtedness. The guarantees by Weatherford Delaware will rank equal in right of payment to all of Weatherford Delaware’s existing and future senior, unsecured indebtedness.

In the ordinary course of business, certain of the underwriters and their respective affiliates have provided, and may in the future provide, financial advisory, investment banking and other financial and banking services, and the extension of credit, to us or our subsidiaries. These underwriters and their affiliates have received, and may in the future receive, customary fees and commissions for their services.

An affiliate of Deutsche Bank Securities Inc. serves as trustee under the Indenture. Affiliates of certain of the underwriters hold notes under our commercial paper program and, in such capacity, will receive a portion of the proceeds from this offering.

The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement. There are representations and warranties contained in the transaction documents filed as exhibits to this report that were made by the parties to each other as of specific dates. The assertions embodied in the representations and warranties were made solely for purposes of these transaction documents and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the transaction documents’ terms. Moreover, certain of these representations and warranties may not be accurate and complete as of any specified date because (i) they may be subject to contractual standards of materiality that differ from standards generally applicable to investors, or (ii) they may have been used to allocate risk among the parties rather than to establish matters as facts. Based on the foregoing you should not rely on the representations and warranties included in these documents as statements of factual information, whether about Weatherford Switzerland or any of its subsidiaries, any other persons, any state of affairs or otherwise.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 regarding the Notes is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated March 30, 2012, among Weatherford International Ltd., a Bermuda exempted company, Weatherford International Ltd., a Swiss joint-stock corporation, Weatherford International, Inc., a Delaware corporation, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of Fifth Supplemental Indenture, to be dated April 4, 2012, among Weatherford International Ltd., a Bermuda exempted company, Weatherford International Ltd., a Swiss joint-stock corporation, Weatherford International, Inc., a Delaware corporation, and Deutsche Bank Trust Company Americas.

4.2	Form of global note for 4.50% Senior Notes due 2022 (set forth as Exhibit A-1 to the form of Fifth Supplemental Indenture attached as Exhibit 4.1 hereto).

4.3	Form of global note for 5.95% Senior Notes due 2042 (set forth as Exhibit A-2 to the form of Fifth Supplemental Indenture attached as Exhibit 4.1 hereto).

4.4	Form of guarantee notation (set forth as Exhibit B to the form of Fifth Supplemental Indenture attached as Exhibit 4.1 hereto).

5.1	Opinion of Baker & McKenzie LLP.

5.2	Opinion of Baker & McKenzie Geneva.

5.3	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Baker & McKenzie LLP (included in its opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Baker & McKenzie Geneva (included in its opinion filed as Exhibit 5.2 hereto).

23.3	Consent of Conyers Dill & Pearman Limited (included in its opinion filed as Exhibit 5.3 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

By: /s/ Joseph C. Henry

      Joseph C. Henry

      Senior Vice President, Co-General Counsel and  Corporate

      Secretary

Date: April 4, 2012

INDEX TO EXHIBITS

Number	Exhibit

1.1	Underwriting Agreement, dated March 30, 2012, among Weatherford International Ltd., a Bermuda exempted company, Weatherford International Ltd., a Swiss joint-stock corporation, Weatherford International, Inc., a Delaware corporation, and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of Fifth Supplemental Indenture, to be dated April 4, 2012, among Weatherford International Ltd., a Bermuda exempted company, Weatherford International Ltd., a Swiss joint-stock corporation, Weatherford International, Inc., a Delaware corporation, and Deutsche Bank Trust Company Americas.

4.2	Form of global note for 4.50% Senior Notes due 2022 (set forth as Exhibit A-1 to the form of Fifth Supplemental Indenture attached as Exhibit 4.1 hereto).

4.3	Form of global note for 5.95% Senior Notes due 2042 (set forth as Exhibit A-2 to the form of Fifth Supplemental Indenture attached as Exhibit 4.1 hereto).

4.4	Form of guarantee notation (set forth as Exhibit B to the form of Fifth Supplemental Indenture attached as Exhibit 4.1 hereto).

5.1	Opinion of Baker & McKenzie LLP.

5.2	Opinion of Baker & McKenzie Geneva.

5.3	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Baker & McKenzie LLP (included in its opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Baker & McKenzie Geneva (included in its opinion filed as Exhibit 5.2 hereto).

23.3	Consent of Conyers Dill & Pearman Limited (included in its opinion filed as Exhibit 5.3 hereto).